Exhibit 10.1

VOTING AGREEMENT

This Voting Agreement, dated as of January 11, 2016 (this “Voting Agreement”), is entered into by and among Old National Bancorp, an Indiana Corporation (“Old National”), and each of the undersigned directors of Anchor BanCorp Wisconsin Inc. (“Holding Company”). Each of the undersigned directors hereby agrees in his or her individual capacity as a shareholder to vote his or her shares of Holding Company Common Stock that are registered in his or her personal name (and agrees to use his or her reasonable efforts to cause all additional shares of Holding Company Common Stock owned (i) jointly by him or her with any other person or (ii) by his or her spouse and over which he or she has voting influence or control to be voted) in favor of the Agreement and Plan of Merger by and between Old National and Holding Company, dated January 11, 2016 (the “Agreement”). In addition, each of the undersigned directors hereby agrees not to make any transfers of such shares of Holding Company with the purpose of avoiding his or her agreements set forth in the preceding sentence and agrees to cause any transferee of such shares to abide by the terms of this Voting Agreement. Each of the undersigned is entering into this Voting Agreement solely in his or her capacity as an individual shareholder and, notwithstanding anything to the contrary in this Voting Agreement, nothing in this Voting Agreement is intended or shall be construed to require any of the undersigned, in his or her capacity as a director of Holding Company, to act or fail to act in accordance with his or her fiduciary duties in such director capacity. Furthermore, none of the undersigned makes any agreement or understanding herein in his or her capacity as a director of Holding Company. Notwithstanding any contrary provision herein, this Voting Agreement shall be effective from the date hereof and shall terminate and be of no further force and effect upon the earliest of (a) the consummation of the Merger (as defined in the Agreement); (b) the termination of the Agreement in accordance with its terms; (c) the taking of such action whereby a majority of the Board of Directors of Holding Company, in accordance with the terms and conditions of Sections 6.4 and 6.10 of the Agreement, withdraws its favorable recommendation of the Agreement to its shareholders; or (d) the adoption of the Agreement by the shareholders of Holding Company. This Voting Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Voting Agreement as of the date and year first written above.

OLD NATIONAL BANCORP

By:	/s/ James A. Sandgren
	Name:	James A. Sandgren
	Title:	EVP Chief Banking Officer

[Signature Page to Voting Agreement]

/s/ David L. Omachinski
David L. Omachinski

[Signature Page to Voting Agreement]

/s/ Chris M. Bauer
Chris M. Bauer

[Signature Page to Voting Agreement]

/s/ Richard A. Bergstrom
Richard A. Bergstrom

[Signature Page to Voting Agreement]

/s/ Holly Cremer
Holly Cremer

[Signature Page to Voting Agreement]

/s/ Bradley E. Cooper
Bradley E. Cooper

[Signature Page to Voting Agreement]

/s/ Martin S. Friedman
Martin S. Friedman

[Signature Page to Voting Agreement]

/s/ Pat Richter
Pat Richter

[Signature Page to Voting Agreement]